UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

BLOCK 6,

TRIQ PACEVILLE,

ST. JULIANS STJ 3109

MALTA

(Address of principal executive offices)

356 2713 1276

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC
10.0% Series A Cumulative Redeemable Convertible Preferred Stock	GMBLP	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

The information included in Item 3.02 and Item 5.03 of this Current Report are incorporated by reference into this Item 1.01 of this Current Report to the extent required.

Item 2.02 Results of Operations and Financial Condition.

On May 22, 2023, Esports Entertainment Group, Inc. (the “Company”) issued a press release providing a business update for the third quarter ended March 31, 2023. The text of the press release is furnished as Exhibit 99.1 and incorporated herein by reference. The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 3.02. Unregistered Sales of Equity Securities.

On May 1, 2023, the Company had previously announced on Form 8-K, that on April 30, 2023, it had entered into a securities purchase agreement (the “Securities Purchase Agreement”) with an institutional investor (the “Investor”) for a direct offering to the Investor of (i) 4,300 shares of new Series D Convertible Preferred Stock (the “Series D Preferred Stock”), $0.001 par value per share, for a price of $1,000 per share, (ii) common warrants to purchase 1,433,333 shares of our Common Stock at a price of $1.96 per share (the “Common Warrants”), and (iii) preferred warrants to purchase 4,300 shares of our Series D Preferred Stock at a price of $1,000 per share (the “Preferred Warrants”).

On May 22, 2023, the Company closed the transactions contemplated by the Securities Purchase Agreement with an accredited investor, Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B, the holder of the Company’s outstanding Series C Convertible Preferred Stock.

The securities were offered and issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 22, 2023, the Company filed a certificate of designations (the “Series D Certificate of Designations”), with the Secretary of State of the State of Nevada regarding the Company’s shares of preferred stock, par value $0.001 per share, designated as Series D Convertible Stock, to amend certain powers, designations, preferences and other rights set forth therein, effective as of May 22, 2023. We urge you to read the Series D Certificate of Designations, which is attached to this Form 8-K as Exhibit 3.1, in full because it defines the rights of the holder of Series D Preferred Stock and the relative rights of the holder to the rights of the holders of our common stock.

In connection with the Securities Purchase Agreement, the Company’s Board of Directors approved the designation of 10,000 shares of preferred stock as Series D Preferred Stock, with a par value of $0.001 per share, as set forth in the Certificate of Designations.

Summaries of the Certificate of Designations and the material terms of the Series D Preferred Stock (including the material terms of conversion of the Series D Preferred Stock), Securities Purchase Agreement, Common Warrants, Preferred Warrants and the Registration Rights Agreement were previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 1, 2023. Such summaries, however, are qualified in their entirety by reference to the forms of such agreements, which are filed as exhibits to this Current Report and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

Exhibit Number	Exhibit Description
3.1	Certificate of Designations of Series D Preferred Stock.
4.1	Common Warrants Agreement, dated May 22, 2023.
4.2	Preferred Warrants Agreement, dated May 22, 2023.
10.1	Registration Rights Agreement, dated May 22, 2023.
99.1	Press release dated May 22, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

The information contained herein includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements relate to future events or to our strategies, targeted markets, and future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements, including, the ability to effectuate debt for equity exchanges, the conversion prices, the timing and other terms of such exchanges. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, and those discussed in other documents we file with the SEC, including our ability to regain compliance with Nasdaq Listing Rules and stay listed on Nasdaq, our obligations under our preferred stock outstanding, and our ability to continue as a going concern. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future, unless required by law. The safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of such Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2023

ESPORTS ENTERTAINMENT GROUP, INC.

By:	/s/ Michael Villani
Name:	Michael Villani
Title:	Interim Chief Financial Officer and Controller